UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2017

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bio-Path Holdings, Inc. (the “Company”) held its 2017 annual meeting (the “2017 Annual Meeting”) of stockholders of the Company on December 21, 2017 in The Woodlands, Texas. At the 2017 Annual Meeting, the Company’s stockholders approved the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan (the “2017 Plan”). A description of the 2017 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 3, 2017 (the “2017 Proxy Statement”) under the heading “Proposal Two: Approval of the 2017 Stock Incentive Plan,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the 2017 Plan, which is filed as Exhibit 10.1 hereto, and the text of the forms of award agreements, copies of which are attached hereto as Exhibits 10.2 through 10.7.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting, the Company’s stockholders: (i) elected each of the four persons listed below under Proposal 1 to serve as a director of the Company until its 2018 annual meeting of stockholders; (ii) approved the 2017 Plan; (iii) approved the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined by the Company’s board of directors (the “Board”); and (iv) ratified and approved the appointment of BDO USA, LLP as the Company’s registered independent public accounting firm for the Company’s fiscal year ending December 31, 2017. The following describes the results of the voting at the 2017 Annual Meeting:

Proposal 1:	The election of directors to serve until the 2018 annual meeting of stockholders of the Company:

Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Peter H. Nielsen	26,814,896	–	8,779,197	–	50,828,832
Heath W. Cleaver	28,567,246	–	7,026,847	–	50,828,832
Mark P. Colonnese	29,584,659	–	6,009,434	–	50,828,832
Douglas P. Morris	27,814,614	–	7,779,479	–	50,828,832

Proposal 2:	Approval of the 2017 Plan:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
24,986,953	10,493,303	–	113,837	50,828,832

Proposal 3:	Approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio of up to 1-for-10, to be determined by the Board:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
62,863,722	22,661,563	–	897,638	–

Proposal 4:	Ratification and approval of the appointment of BDO USA, LLP as the Company’s registered independent public accounting firm for its fiscal year ending December 31, 2017:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
72,307,767	12,062,131	–	2,053,025	–

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Bio-Path Holdings, Inc. 2017 Stock Incentive Plan
10.2	Form of Incentive Stock Option Award Agreement under 2017 Stock Incentive Plan
10.3	Form of Non-Qualified Stock Option Award Agreement under 2017 Stock Incentive Plan
10.4	Form of Restricted Share Unit Award Agreement (Time-Vested) under 2017 Stock Incentive Plan
10.5	Form of Restricted Share Unit Award Agreement (Performance-Based) under 2017 Stock Incentive Plan
10.6	Form of Restricted Share Award Agreement under 2017 Stock Incentive Plan
10.7	Form of Stock Appreciation Right Award Agreement under 2017 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: December 27, 2017	By:	/s/ Peter H. Nielsen
Peter H. Nielsen President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Bio-Path Holdings, Inc. 2017 Stock Incentive Plan
10.2	Form of Incentive Stock Option Award Agreement under 2017 Stock Incentive Plan
10.3	Form of Non-Qualified Stock Option Award Agreement under 2017 Stock Incentive Plan
10.4	Form of Restricted Share Unit Award Agreement (Time-Vested) under 2017 Stock Incentive Plan
10.5	Form of Restricted Share Unit Award Agreement (Performance-Based) under 2017 Stock Incentive Plan
10.6	Form of Restricted Share Award Agreement under 2017 Stock Incentive Plan
10.7	Form of Stock Appreciation Right Award Agreement under 2017 Stock Incentive Plan